Exhibit 21

SUBSIDIARIES OF MANPOWER INC.

Corporation Name	Incorporated in State /Country of

Huntsville Service Contractors, Inc.	Alabama
Benefits Argo	Argentina
Benefits S.A.	Argentina
Cotecsud S.A.S.E.	Argentina
Rural Power S.A.	Argentina
CH Systems Pty.Ltd.	Australia
Global Management Training Pty. Ltd	Australia
Leadership Partners Pty. Ltd.	Australia
Primepower Management Services Pty. Ltd.	Australia
The Empower Group (Queensland) Pty. Ltd.	Australia
World Competitive Practices	Australia
Empower Corporate Research Pty. Ltd.	Australia
Compower Pty. Limited	Australia
ICV International Pty. Ltd.	Australia
Intellectual Capital Pty. Ltd.	Australia
Manpower Services (Australia) Pty. Ltd.	Australia
ORMS Group APS Pty Limited	Australia
Polson Pty. Ltd.	Australia
The Empower Group Pty. Ltd.	Australia
Workforce (Vic) Pty. Limited	Australia
Human Power Projects GmbH	Austria
Manpower GmbH	Austria
Manpower Holding GmbH	Austria
Manpower Unternehmens und Personalberatungs GmbH	Austria
MTW Personaldienstleistungen GmbH	Austria
Elan IT Resource S.A.	Belgium
Mulitskill S.A.	Belgium
S.A. Manpower (Belgium) N.V.	Belgium
Manpower Brasil Ltda.	Brazil
Manpower Professional Ltda.	Brazil
Manpower Ltda. Sociedada Civil	Brazil
Manpower Participacoes Ltda.	Brazil
Manpower Staffing Ltda.	Brazil
Manpower/V-TRAC International, Ltd.	British Virgin Islands
AMFO Members Insurance Company, Ltd.	Cayman Islands
Manpower Inc./California Peninsula	California
Jefferson Wells International (Canada), Inc.	Canada
Manpower Services Canada Limited	Canada
CEL Management Consultancy (Shanghai) Co. Ltd	China
Manpower Business Consulting (Shanghai) Co. Ltd.	China
Manpower & Standard Human Resources (Shanghai) Co. Ltd.	China
Manpower de Columbia Ltda.	Colombia
Manpower Professional Ltd.	Colombia
Uno A Servicios Especiales Ltda.	Colombia
Manpower Costa Rica, S.A.	Costa Rica
Manpower Republique Tcheque	Czech Republic
Ironwood Capital Corporation	Delaware
Jefferson Wells International, Inc.	Delaware
Manpower CIS Inc.	Delaware
Manpower Franchises, LLC	Delaware
Manpower Holdings, Inc.	Delaware
Manpower International, Inc.	Delaware

U.S. Caden Corporation	Delaware
Elan Computing A/S	Denmark
Empower A/S	Denmark
Manpower Europe Holdings Aps	Denmark
Manpower A/S (Denmark)	Denmark
Manpower Facilities Management A/S	Denmark
Contact Center Denmark	Denmark
Manpower El Salvador, S.A. de C.V.	El Salvador
Elan IT Resource OY	Finland
Manpower Contract Center Oy	Finland
Manpower Facility Management OY	Finland
Manpower OY	Finland
The Empower Group OY	Finland
Elan I.T. Resource SARL	France
Fortec SARL	France
Manpower France SAS	France
Supplay S.A.	France
Manpower Guadalupe	Guadalupe
Adservice GmbH	Germany
Ambridge Group GmbH	Germany
Bankpower GmbH Personaldienstleistungen	Germany
Consulting by Manpower GmbH	Germany
Elan Computing (Deutschland) GmbH	Germany
Elan IT ReSource GmbH	Germany
Elan Telecommunications GmbH	Germany
Engineering by Manpower GmbH	Germany
Manpower Deutschland GmbH	Germany
Manpower Finance – Personaldienstleistungen GmbH	Germany
Manpower GmbH Personaldienstleistungen	Germany
Project Support by Manpower GmbH	Germany
PSA by Manpower GmbH	Germany
Manpower Team S.A.	Greece
Project Solutions S.A.	Greece
Manpower, S.A.	Guatemala
Manpower Honduras, S.A.	Honduras
Center for Effective Leadership (HK) Ltd.	Hong Kong
Elan Computing (Asia) Limited	Hong Kong
Manpower Services (Hong Kong) Limited	Hong Kong
Manpower Swift Recruitment Services Limited	Hong Kong
Standard Management Consulting Limited	Hong Kong
Manpower Munkaero Szervezesi KFT	Hungary
Complete Business Services of Illinois, Inc.	Illinois
Transpersonnel, Inc.	Illinois
Manpower Services India Pvt. Ltd.	India
Elan Recruitment Limited	Ireland
Manpower (Ireland) Group Limited	Ireland
Manpower (Ireland) Limited	Ireland
The Skills Group Contract Services Limited	Ireland
The Skills Group Financial Services Limited	Ireland
The Skills Group International Limited	Ireland
Adam Ltd.	Israel
Adi Ltd.	Israel
Career Ltd.	Israel
Career – Management of Housing for Elderly Ltd.	Israel
Career Harmony, Ltd	Israel
Hahaklai Ltd	Israel
M.I.T. (Manpower Information Technology) Ltd.	Israel
M.P.H. Holdings Ltd.	Israel
Manpower Israel Holdings (1999) Limited	Israel

Manpower (Israel) Ltd.	Israel
Manpower Israel Limited	Israel
Manpower Miluot Ltd.	Israel
Nativ 2 Ltd.	Israel
Quality Translations Partnership M.P. (1992)	Israel
S.T.M Technologies Ltd.	Israel
Target Market	Israel
Telepower	Israel
Unison Engineering Projects Ltd.	Israel
Brook Street S.P.A. Selection and Recruiting	Italy
Brook Street S.P.A. Temporary Services	Italy
Elan IT Resource Italia Srl	Italy
Manpower Consulting S.P.A.	Italy
Manpower Formazione Spa	Italy
Manpower Italia S.r.l.	Italy
Manpower Management S.P.A.	Italy
Manpower S.P.A.	Italy
Manpower Seleform S.P.A.	Italy
Adgrams, Inc.	Japan
I.P.C. Corporation	Japan
JobSearchpower Co. Ltd.	Japan
JobSupportpower Co. Ltd.	Japan
Manpower Japan Co. Limited	Japan
Mates Co. Ltd.	Japan
Skillpartner Co. Ltd.	Japan
Jordanian American Manpower Company, W.L.L.	Jordan
Support Specialists of Topeka, Inc.	Kansas
Manpower Korea, Inc.	Korea
Manpower Professional Services, Inc.	Korea
Aide Temporaire SARL	Luxembourg
Agensi Pekerjaan Manpower Recruitment Sdn Bhd	Malaysia
Manpower Staffing Services (Malaysia) Sdn Bhd	Malaysia
Techpower Consulting Sdn Bhd	Malaysia
Manpower Antilles	Martinique
Intelecto Tecnologico, S.A. De C.V.	Mexico
Manpower Corporativo, S.A. de C.V.	Mexico
Manpower Industrial, S.A. de C.V.	Mexico
Manpower Mensajeria, S.A. de C.V.	Mexico
Manpower S.A. de C.V.	Mexico
Tecnologia Y Manufactura, S.A. de C.V.	Mexico
The Empower Group, S.A. de C.V.	Mexico
Headpower,S.A.de C.V.	Mexico
Manpower Monaco SAM	Monaco
Societe Marocaine De Travail Temporaire	Morocco
Ambridge International BV	Netherlands
Elan Computing (Netherlands) B.V.	Netherlands
Manpower Industrie B.V.	Netherlands
Manpower Consultancy B.V.	Netherlands
Manpower Direkt B.V.	Netherlands
Manpower Management B.V.	Netherlands
Manpower Nederland B.V.	Netherlands
Manpower Services B.V.	Netherlands
Manpower Special Staffing B.V.	Netherlands
Manpower Uitzendorganisatie B.V.	Netherlands
Mobilans B.V.	Netherlands
MP Project Support B.V.	Netherlands
Ultraflex B.V.	Netherlands
Ultrasearch B.V.	Netherlands
Manpower Nouvelle Caledonie	New Caledonia

Brecker & Merryman, Inc.	New York
Manpower Incorporated of New York	New York
Manpower Services (New Zealand) Ltd.	New Zealand
Manpower Nicaruagua S.A.	Nicaragua
Bankpower A/S	Norway
Elan Computing A/S	Norway
Framnaes Installajon A/S	Norway
In Mente A/S	Norway
Manpower A/S	Norway
Manpower Contact Center AS	Norway
Manpower Facility Management A/S	Norway
Manpower Norway Holdings	Norway
Quality People A/S	Norway
Raadhuset Rekruttering & Utuelgelse AS	Norway
Techpower A/S	Norway
Techpower Telemark A/S	Norway
The Empower Group A/S	Norway
Tri County Business Services, Inc.	Ohio
Manpower Panama, S.A.	Panama
Temporales Panama, S.A.	Panama
Manpower Peru S.A.	Peru
Manpower Professional Services S.A.	Peru
Manpower Outsourcing Services Inc.	Philippines
Prime Manpower Resources Development, Inc.	Philippines
Manpower Polska SP. ZO. O	Poland
Manpower Romania SRL	Romania
Center for Effective Leadership (Asia) Pte. Ltd.	Singapore
Customer Service Transformation Pte. Ltd.	Singapore
Highly Effective Youth (Asia) Pte. Ltd.	Singapore
Manpower Staffing Services (Singapore) Pte. Ltd.	Singapore
The Empower Group (Asia) Ltd.	Singapore
Manpower Slovakia	Slovakia
Apel Servis d.o.o.	Slovenia
Ambridge Technologies (Pty) Limited	South Africa
Manpower Reunion	South Africa
Manpower S.A. (Pty) Ltd.	South Africa
By Manpower S.L.U.	Spain
Elan IT Resource S.L.U.	Spain
Link Externalizacion de Servicios, S.L.U.	Spain
Manpower Team E.T.T., S.A.U.	Spain
Elan IT Resources AB	Sweden
Empower Solutions AB	Sweden
GrowPower AB	Sweden
JKW Servicenter AB	Sweden
Manpower AB	Sweden
Manpower Boservice AB	Sweden
Manpower Care AB	Sweden
Manpower Contact Center AB	Sweden
Manpower Construction AB	Sweden
Manpower Facility Management AB	Sweden
Manpower Industrieservice	Sweden
Manpower Outsourcing AB	Sweden
Manpower Professional AB	Sweden
Manpower Security AB	Sweden
Manpower Servicenter AB	Sweden
Manpower Sverige AB	Sweden
Mariedals Byggtjanst	Sweden
MZTK Chefsrekrytering AB	Sweden
The Empower Group AB	Sweden

Nordea Bemanning AB	Sweden
Allegra Finanz AG	Switzerland
Ambridge Professional Services GmbH	Switzerland
Caden Corporation S.A.	Switzerland
Elan Computing (Schweiz) AG, Zurich	Switzerland
Elan Telecommunications GmbH	Switzerland
M.S.A.	Switzerland
Manpower AG	Switzerland
Manpower Holding AG	Switzerland
Manpower HR Management S.A.	Switzerland
Worklink AG	Switzerland
Manpower Services (Taiwan) Co., Ltd.	Taiwan
Manpower Recruitment Solutions Co., Ltd.	Thailand
Skillpower Services (Thailand) Co. Ltd.	Thailand
Manpower Surawongse Recruitment Co., Ltd.	Thailand
HR Power Service Co. Ltd.	Thailand
Manpower Tunisie	Tunisia
Manpower Insan Kaynaklari Limited Sirketi	Turkey
Ambridge Contracting Limited	United Kingdom
Ambridge Projects Limited	United Kingdom
Ambridge Systems Limited	United Kingdom
Bafin (UK) Limited	United Kingdom
Bafin Holdings	United Kingdom
Bafin Services Limited	United Kingdom
Brook Street Bureau PLC	United Kingdom
Brook Street (UK) Limited	United Kingdom
BS Project Services Limited	United Kingdom
Challoners Limited	United Kingdom
DP Support Services Limited	United Kingdom
Elan Computing (Midlands) Limited	United Kingdom
Elan Computing (Northern) Limited	United Kingdom
Elan Computing (Scotland) Limited	United Kingdom
Elan Computing Limited	United Kingdom
Elan Group Limited	United Kingdom
Elan Resource Support Services Limited	United Kingdom
Elan Telecommunications Group Ltd.	United Kingdom
Elan Telecommunications Ltd	United Kingdom
Ferribush Limited	United Kingdom
Girlpower Limited	United Kingdom
Jobsite UK (Worldwide) Limited	United Kingdom
Manpower (Ireland) Limited	United Kingdom
Manpower (UK) Limited	United Kingdom
Manpower Contract Services Limited	United Kingdom
Manpower Holdings Limited	United Kingdom
Manpower IT Services Limited	United Kingdom
Manpower Nominees Limited	United Kingdom
Manpower Public Limited Company	United Kingdom
Manpower Resourcing Limited	United Kingdom
Manpower Services Ltd.	United Kingdom
Manpower Strategic Services	United Kingdom
Nicholas Andrews Limited	United Kingdom
Overdrive Limited	United Kingdom
Psyconsult International Limited	United Kingdom
Salespower Limited	United Kingdom
Screenactive Ltd.	United Kingdom
SHL Group PLC	United Kingdom
Temp Finance & Accounting Service Limited	United Kingdom
The Ambridge Group	United Kingdom
The Empower Group (UK) Limited	United Kingdom

The Empower Group Ltd.	United Kingdom
The House of Catalyst	United Kingdom
The Skills Group International Limited (UK)	United Kingdom
The Trotman Group Ltd.	United Kingdom
Trotman & Company Ltd.	United Kingdom
Working Links Ltd.	United Kingdom
Aris Sociedad Anonima	Uruguay
Manpower de Venezuela C.A.	Venezuela
Manpower Empresa de Trabajo Temporal, C.A.	Venezuela
Servicios Alleray, C.A.	Venezuela
Manpower Nominees Inc.	Wisconsin
Manpower of Indiana Limited Partnership	Wisconsin
Manpower of Texas Limited Partnership	Wisconsin
Manpower Professional Services, Inc.	Wisconsin
Manpower Texas Holdings LLC	Wisconsin
Resource Consulting Group, Inc.	Wisconsin
Signature Graphics of Milwaukee, Inc.	Wisconsin